UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7385
Registrant’s telephone number, including area code:

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2018

Miller Income Fund

Class A  LMCJX

Class C  LCMNX

Class FI  LMCKX

Class I  LMCLX

Class IS  LMCMX

Table of contents

Miller Income Fund
Manager commentary	1
Fund at a glance	6
Fund expenses	7
Schedule of investments	9
Statement of assets and liabilities	12
Statement of operations	14
Statement of changes in net assets	15
Financial highlights	16
Notes to financial statements	21
Additional information	29
Privacy notice	30
Directory of funds' service providers	Back Cover

Miller Income Fund 2018 Semi-Annual Report

Miller Income Fund manager commentary

Over the past six months, the Miller Income Fund returned -0.16% versus -0.51% for our primary benchmark, the BofA Merrill Lynch High Yield Master II Index. The two quarters were different in character, as we generated a positive total return and outperformed our benchmark in the fourth quarter of 2017; in contrast, we generated a negative total return in the first quarter of 2018 and slightly underperformed our benchmark. The first-quarter market turbulence felt worse than it was due to what psychologists refer to as "the contrast principle." Our perception of an event will differ materially based on what happened prior to the event. Heading into the equity market peak this January, tax reform and strong underlying fundamentals combined with low volatility to push the market to new highs, creating the longest period since 1929 without a correction of 5%. Then, during a period of just two weeks, the market lost nearly 12%, seemingly inexplicably. Despite the psychological pain tied to a drop of that magnitude on the heels of such low volatility, it is important to note that most pullbacks of 10% tend to be short-lived and do not turn into longer, more significant bear markets. Indeed, reasons for optimism abound, as noted in the Market Outlook: interest rates and inflation are low by historical standards, while real wages are showing signs of life. Regulatory burdens in the US are falling, and analysts continue to push earnings estimates for the S&P higher.

Average Annual Total Returns (%) — as of 3/31/20181

	Without Sales Charges				With Max Sales Charges
	6 Mo2	1 Yr	3 Yr	Inception[3]	6 Mo2	1 Yr	3 Yr	Inception[3]
Class A	-0.29	6.97	2.15	2.65	-5.99	0.78	0.15	1.17
Class C	-0.67	6.07	1.37	1.90	-1.63	5.08	1.37	1.90
Class FI	-0.30	6.99	2.13	2.54	-0.30	6.99	2.13	2.54
Class I	-0.16	7.28	2.41	2.88	-0.16	7.28	2.41	2.88
Class IS	-0.13	7.37	2.54	2.95	-0.13	7.37	2.54	2.95
BofA Merrill Lynch High Yield Master II Index	-0.51	3.69	5.18	4.36	-0.51	3.69	5.18	4.36
S&P 500	5.84	13.99	10.78	11.25	5.84	13.99	10.78	11.25

1  Returns for periods greater than one year are annualized.

2  Performance for the 6 month period ending 3/31/2018 (not annualized).

3  Inception date is 2/28/14.

Gross Expenses (Net): Class A — 1.82 (1.75), Class C — 2.56 (2.50), Class FI — 2.90 (1.75), Class I — 1.58 (1.45), and Class IS — 1.51 (1.35). Miller Value Partners, LLC (the "Adviser") has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to 1.25% for Class A, 2.00% for Class C, 1.25% for Class FI, 0.95% for Class I, and 0.85% for Class IS through February 28, 2019. Net expense ratios are current to the most recent prospectus dated 1/31/2018 and are applicable to investors.

Class C SEC Yield with Waiver (without Waiver): 5.39% (5.36%)

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front end sales charge of 5.75%. Class C shares have a one year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns

Miller Income Fund 2018 Semi-Annual Report

Miller Income Fund manager commentary (cont'd)

assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. Numbers may be the same due to rounding. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month end information, please call 888-593-5110.

It is from that perspective that we construct the Miller Income portfolio. We continue to consider most fixed income expensive relative to equities. It may then come as a surprise that we made CYS Investments a top holding in the portfolio in the first quarter of 2018. The company is an agency mortgage REIT (real estate investment trust), meaning that it buys mortgages whose principal and interest payments are guaranteed by a government-sponsored enterprise. It also uses significant debt to finance its holdings. In other words, CYS Investments holds a leveraged portfolio of bonds that we view as expensive, just as interest rates are starting to move higher. We also expect material degradation in agency mortgage REIT book values, along with marginal dividend reductions due to the flattening yield curve. Buying such an asset does not seem like a recipe for excess returns. However, we like to invest where the expectations implied by an asset's price differ materially from what we think is likely to happen. CYS's price declined by over 25% between the third quarter of 2017 and the first quarter of 2018. More importantly, the price/book multiple declined by a similar percentage. Agency mortgage REITs, unlike many other types of financials, represent some of the most liquid pools of assets traded on equity exchanges. The book value, while stale, is largely clean and not up for much debate. Book value represents a reasonable proxy for intrinsic value largely due to the portfolio's liquidity. It is rare that agency mortgage REITs fall too far below book value, though there are precedents for it. In the 2013 "taper tantrum," the ten-year yield moved sharply higher from 1.63% to just over 3%, nearly doubling over the course of seven months. Investors dumped agency mortgage REITs, fearing that rising rates would crush book values, pushing the stocks' book value discounts to almost 30%. In the beginning of 2016, investors sold the group again, this time fearing that a flattening yield curve would reduce earnings and dividends, pushing the discounts again back to 30%. In both cases, the returns for forward-looking investors turned out to be compelling. There is no assurance the same will happen this time, but we think there are a variety of ways an investor can win.

Last year, we bought another name whose valuation we found too pessimistic for its prospects — Abercrombie and Fitch. The stock now yields less than 3% but is the fourth-largest weight in the portfolio. When

Miller Income Fund 2018 Semi-Annual Report

we were last buying the stock in the summer of 2017, management announced it was no longer shopping the company to potential buyers. The announcement pushed shares down to prices last witnessed in 2000, a year that Abercrombie generated approximately one third of the sales it did in 2017. Shares traded at less than 3x enterprise value-to-EBITDA (EV/EBITDA) after the swoon and touted a qualified dividend yield of 8%, even though management had demonstrated ongoing improvement in same-store sales with the new merchandising strategy at Hollister. The market eventually came around to our view, driving the share price higher and the yield lower than where we would normally look for new ideas. Rather than sell the shares as their yield declined below our desired level, we held on, as we viewed them as still inexpensive relative to intrinsic value. We found it worth highlighting this as an example of our flexible approach to income, as our primary focus is valuation and not yield.

We hope that providing a glimpse into some of our distinct positions gives investors a sense for how we view the world and approach the market. We remain the largest shareholders in the strategy and, as always, welcome any questions or comments.

Bill Miller IV, CFA
Portfolio Manager

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a current prospectus.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate

Miller Income Fund 2018 Semi-Annual Report

Miller Income Fund manager commentary (cont'd)

markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The BOFA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P. Please note that an investor cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

Book value of an asset is the value at which the asset is carried on a balance sheet. A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. Price-to-Book Ratio (P/B Ratio) is a ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share. Enterprise value is a measure of the economic value of a company; EBITDA or earnings before interest, taxes, depreciation and

Miller Income Fund 2018 Semi-Annual Report

amortization; the ratio of EV/EBITDA is a valuation multiple used to measure the value of a company.

Earnings growth is not representative of the Fund's future performance.

The Miller Income Fund was formerly the Miller Income Opportunity Trust.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Miller Income Fund 2018 Semi-Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

Miller Income Fund 2018 Semi-Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2017 and held for the six months ended March 31, 2018.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Income Fund 2018 Semi-Annual Report

Fund expenses (unaudited) (cont'd)

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	(0.29)%	$1,000.00	$997.10	1.25%	$6.22
Class C	(0.67)	1,000.00	993.30	2.00	9.94
Class FI	(0.30)	1,000.00	997.00	1.25	6.22
Class I	(0.16)	1,000.00	998.40	0.95	4.73
Class IS	(0.13)	1,000.00	998.70	0.85	4.24

Based on hypothetical actual return1

	Hypothetical Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.70	1.25%	$6.29
Class C	5.00	1,000.00	1,014.96	2.00	10.05
Class FI	5.00	1,000.00	1,018.70	1.25	6.29
Class I	5.00	1,000.00	1,020.19	0.95	4.78
Class IS	5.00	1,000.00	1,020.69	0.85	4.28

1  For the six months ended March 31, 2018.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Miller Income Fund 2018 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2018

Miller Income Fund

Security	Shares	Value
Common Stocks — 66.2%
Consumer Discretionary — 8.9%
Media — 4.5%
National CineMedia Inc.	530,000	$2,750,700
New Media Investment Group Inc.	220,000	3,770,800
Total Media		6,521,500
Specialty Retail — 4.4%
Abercrombie & Fitch Co., Class A Shares	260,000	6,294,600
Total Consumer Discretionary		12,816,100
Energy — 5.1%
Energy Equipment & Services — 3.5%
Hi-Crush Partners LP	475,000	5,035,000
Oil, Gas & Consumable Fuels — 1.6%
Energy Transfer Partners LP	140,000	2,270,800
Total Energy		7,305,800
Financials — 40.8%
Capital Markets — 21.9%
AllianceBernstein Holding LP	50,000	1,342,500
Apollo Global Management LLC, Class A Shares	240,000	7,108,800
Arlington Asset Investment Corp., Class A Shares	400,000	4,416,000
BGC Partners Inc., Class A Shares	226,400	3,045,080
Blackstone Group LP	110,000	3,514,500
Carlyle Group LP	335,000	7,152,250
Greenhill & Co. Inc.	182,000	3,367,000
JMP Group LLC	300,000	1,515,000
Total Capital Markets		31,461,130
Diversified Financial Services — 1.6%
Compass Diversified Holdings	140,000	2,296,000
Insurance — 3.0%
Maiden Holdings Ltd.	670,000	4,355,000
Mortgage Real Estate Investment Trusts (REITs) — 14.3%
Chimera Investment Corp.	280,000	4,874,800
CYS Investments Inc.	810,000	5,443,200
New Residential Investment Corp.	353,750	5,819,188
Starwood Property Trust Inc.	145,200	3,041,940
Western Asset Mortgage Capital Corp.	142,900	1,384,701
Total Mortgage Real Estate Investment Trusts (REITs)		20,563,829
Total Financials		58,675,959
Industrials — 2.3%
Marine — 2.3%
Seaspan Corp.	500,000	3,340,000

Miller Income Fund 2018 Semi-Annual Report

Schedule of investments (unaudited) (cont'd)

March 31, 2018

Miller Income Fund

Security			Shares	Value
Materials — 1.1%
Metals & Mining — 1.1%
SunCoke Energy Partners LP			90,000	$1,602,000
Real Estate — 5.3%
Equity Real Estate Investment Trusts (REITs) — 5.3%
CBL & Associates Properties Inc.			502,000	2,093,340
Jernigan Capital Inc.			125,000	2,262,500
Washington Prime Group Inc.			495,000	3,301,650
Total Real Estate				7,657,490
Telecommunication Services — 2.7%
Diversified Telecommunication Services — 2.7%
CenturyLink Inc.			235,000	3,861,050
Total Common Stocks (Cost — $88,871,697)				95,258,399
Investments in Underlying Funds — 5.0%
Financials — 5.0%
Capital Markets — 5.0%
Triangle Capital Corp.			517,278	5,757,304	(a)
TriplePoint Venture Growth BDC Corp.			122,711	1,466,396	(a)
Total Investments in Underlying Funds (Cost — $8,556,874)				7,223,700
	Rate
Preferred Stocks — 7.8%
Consumer Discretionary — 1.2%
Specialty Retail — 1.2%
TravelCenters of America LLC	8.000%		74,000	1,805,600
Financials — 4.5%
Property & Casualty Insurance — 4.5%
AmTrust Financial Services Inc.	6.950%		357,000	6,490,260
Industrials — 2.1%
Marine — 2.1%
Seaspan Corp.	7.875%		129,100	2,988,665
Total Preferred Stocks (Cost — $11,355,702)				11,284,525
		Maturity Date	Face Amount
Corporate Bonds & Notes — 19.0%
Consumer Discretionary — 1.4%
Specialty Retail — 1.4%
Rent-A-Center Inc., Senior Notes	4.750%	5/1/21	$2,250,000	2,002,500
Energy — 3.1%
Energy Equipment & Services — 2.1%
Era Group Inc., Senior Notes	7.750%	12/15/22	3,000,000	2,955,000

Miller Income Fund 2018 Semi-Annual Report

Miller Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — 1.0%
Calumet Specialty Products Partners LP / Calumet Finance Corp., Senior Notes	6.500%	4/15/21	$1,000,000	$975,000
Calumet Specialty Products Partners LP / Calumet Finance Corp., Senior Notes	7.625%	1/15/22	500,000	497,500
Total Oil, Gas & Consumable Fuels				1,472,500
Total Energy				4,427,500
Health Care — 7.3%
Health Care Providers & Services — 1.0%
CHS/Community Health Systems Inc., Senior Notes	6.875%	2/1/22	2,500,000	1,459,375
Pharmaceuticals — 6.3%
Endo Ltd. / Endo Finance LLC, Senior Notes	6.000%	7/15/23	7,250,000	5,510,000
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	3,500,000	3,521,875
Total Pharmaceuticals				9,031,875
Total Health Care				10,491,250
Industrials — 0.0%
Airlines — 0.0%
US Airways, Pass-Through Trust, Pass-Through Certificates, Secured Bonds	7.960%	7/20/19	376,851	—	(b)
Information Technology — 3.4%
Internet Software & Services — 3.4%
EIG Investors Corp., Senior Notes	10.875%	2/1/24	4,500,000	4,931,235
Telecommunication Services — 3.8%
Diversified Telecommunication Services — 3.8%
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	6,500,000	5,468,645
Total Corporate Bonds & Notes (Cost — $27,116,253)				27,321,130
Total Investments — 98.0% (Cost — $135,900,526)				141,087,754
Other Assets in Excess of Liabilities — 2.0%				2,917,697
Total Net Assets — 100.0%				$144,005,451

(a)  Security is a business development company (See Note 2(b)).

(b)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2). Value determined using significant unobservable inputs.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2018

Assets:
Investments, at value (Cost $135,900,526)	$141,087,754
Cash	2,279,971
Dividends and interest receivable	1,548,129
Receivable for fund shares sold	95,850
Prepaid expenses	53,581
Total Assets	145,065,285
Liabilities:
Payables:
Payable for fund shares repurchased	776,800
Distribution payable	60,297
Investment management fees payable	79,797
Service and/or distribution fees payable	73,758
Accured other expenses	69,182
Total Liabilities	1,059,834
Total Net Assets	$144,005,451
Net Assets:
Paid-in capital	$160,113,000
Accumulated net investment loss	(1,260,092)
Accumulated net realized loss on investments	(20,034,685)
Net unrealized appreciation on investments	5,187,228
Total Net Assets	$144,005,451

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Semi-Annual Report

Net Assets:
Class A	$18,850,221
Class C	$28,073,812
Class FI	$49,850
Class I	$48,100,096
Class IS	$48,931,472
Shares Outstanding:
Class A	2,288,905
Class C	3,413,654
Class FI	6,073
Class I	5,849,441
Class IS	5,951,986
Net Asset Value:
Class A (and redemption price)	$8.24
Class C *	$8.22
Class FI (and redemption price)	$8.21
Class I (and redemption price)	$8.22
Class IS (and redemption price)	$8.22
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$8.74

*  Redemption price per share of Class C shares is NAV reduced by 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2018

Investment Income:
Dividends and distributions	$4,583,005
Return of capital (Note 2(c))	(1,245,010)
Net Dividends and Distributions	3,337,995
Interest	1,440,156
Total investment income	4,778,151
Expenses:
Investment management fee (Note 3)	470,879
Distribution fees (Note 5)	157,149
Transfer agent fees	60,966
Registration fees	49,104
Administration fees	35,423
Shareholder servicing fees (Note 5)	26,665
Shareholder reports	23,319
Audit and tax fees	8,478
Legal fees	6,128
Trustees' fees	5,811
Compliance fees	5,454
Custody fees	3,421
Insurance	1,818
Miscellaneous expenses	1,841
Total Expenses	856,456
Less: Fee waivers and/or expense reimbursement (Note 3)	(74,266)
Net Expenses	782,190
Net investment income	3,995,961
Realized and Unrealized Gain/(Loss) on Investments (Note 2)
Net Realized Gain (Loss) From:
Investment transactions	(5,715,231)
REIT distributions	178,560
Net Realized Loss	(5,536,671)
Change in Net Unrealized Appreciation on Investments	698,501
Net Loss on Investments	(4,838,170)
Decrease in Net Assets from Operations	$(842,209)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2018 (unaudited) and the Year Ended September 30, 2017	2018	2017
Operations:
Net investment income	$3,995,961	$7,059,349
Net realized gain (loss)	(5,536,671)	5,947,577
Change in unrealized appreciation	698,501	5,428,899
Increase (Decrease) in Net Assets from Operations	(842,209)	18,435,825
Distributions to shareholders from (Note 5):
Net investment income	(5,169,988)	(7,159,615)
Return of capital	—	(1,540,395)
Decrease in Net Assets from Distributions to Shareholders	(5,169,988)	(8,700,010)
Fund Share Transactions (Note 6):
Net proceeds from sale of shares	28,292,517	29,897,243
Reinvestment of distributions	5,060,830	8,226,174
Cost of shares repurchased	(9,608,127)	(14,869,715)
Increase in Net Assets from Fund Share Transactions	23,745,220	23,253,702
Increase in Net Assets	17,733,023	32,989,517
Net Assets:
Beginning of year	126,272,428	93,282,911
End of period *	$144,005,451	$126,272,428
* Includes accumulated undistributed net investment loss of:	$(1,260,092)	$(86,065)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares[1]	2018[2]	2017	2016	2015	2014[3]
Net asset value, beginning of period	$8.58	$7.82	$7.74	$9.89	$10.00
Income (loss) from operations:
Net investment income	0.26	0.53	0.53	0.53	0.35
Net realized and unrealized gain (loss)	(0.28)	0.86	0.22	(2.01)	(0.21)
Total income (loss) from operations	(0.02)	1.39	0.75	(1.48)	0.14
Less distributions from:
Net investment income	(0.32)	(0.53)	(0.52)	(0.53)	(0.25)
Return of capital	—	(0.10)	(0.15)	(0.14)	—
Total distributions:	(0.32)	(0.63)	(0.67)	(0.67)	(0.25)
Net asset value, end of period	$8.24	$8.58	$7.82	$7.74	$9.89
Total return[4]	(0.29)%	18.42%	10.34%	(15.76)%	1.39%
Net assets, end of period (000s)	$18,850	$12,061	$9,460	$12,654	$16,531
Ratios to average net assets:
Gross expenses	1.29%[6]	1.32%	1.32%	1.34%[5]	1.38%[6]
Net expenses[7,8]	1.25[6]	1.25	1.22	1.19[5]	0.85[6]
Net investment income	6.16[6]	6.40	7.14	5.60	5.91[6]
Portfolio turnover rate	15%	52%	53%	54%	6%[9,10]

1  Per share amounts have been calculated using the average shares method.

2  For the six months ended March 31, 2018 (unaudited).

3  For the period February 28, 2014 (inception date) to September 30, 2014.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

6  Annualized.

7  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

8  Reflects fee waivers and/or expense reimbursements.

9  Excludes securities received as a result of contribution in-kind.

10  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares[1]	2018[2]	2017	2016	2015	2014[3]
Net asset value, beginning of period	$8.56	$7.81	$7.74	$9.89	$10.00
Income (loss) from operations:
Net investment income	0.21	0.46	0.49	0.46	0.31
Net realized and unrealized gain (loss)	(0.26)	0.86	0.19	(2.01)	(0.19)
Total income (loss) from operations	(0.05)	1.32	0.68	(1.55)	0.12
Less distributions from:
Net investment income	(0.29)	(0.48)	(0.48)	(0.48)	(0.23)
Return of capital	—	(0.09)	(0.13)	(0.12)	—
Total distributions:	(0.29)	(0.57)	(0.61)	(0.60)	(0.23)
Net asset value, end of period	$8.22	$8.56	$7.81	$7.74	$9.89
Total return[4]	(0.67)%	17.46%	9.45%	(16.38)%	1.15%
Net assets, end of period (000s)	$28,074	$26,612	$21,632	$16,967	$17,721
Ratios to average net assets:
Gross expenses	2.06%[6]	2.06%	2.07%	2.11%[5]	2.09%[6]
Net expenses[7,8]	2.00[6]	2.00	1.98	1.93[5]	1.56[6]
Net investment income	5.02[6]	5.62	6.50	4.91	5.23[6]
Portfolio turnover rate	15%	52%	53%	54%	6%[9,10]

1  Per share amounts have been calculated using the average shares method.

2  For the six months ended March 31, 2018 (unaudited).

3  For the period February 28, 2014 (inception date) to September 30, 2014.

4  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

6  Annualized.

7  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

8  Reflects fee waivers and/or expense reimbursements.

9  Excludes securities received as a result of contribution in-kind.

10  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Semi-Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class FI Shares[1]	2018[2]	2017	2016	2015	2014[3]
Net asset value, beginning of period	$8.55	$7.80	$7.73	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.25	0.56	0.53	0.53	0.34
Net realized and unrealized gain (loss)	(0.27)	0.83	0.20	(2.02)	(0.22)
Total income (loss) from operations	(0.02)	1.39	0.73	(1.49)	0.12
Less distributions from:
Net investment income	(0.32)	(0.54)	(0.52)	(0.52)	(0.24)
Return of capital	—	(0.10)	(0.14)	(0.14)	—
Total distributions:	(0.32)	(0.64)	(0.66)	(0.66)	(0.24)
Net asset value, end of period	$8.21	$8.55	$7.80	$7.73	$9.88
Total return[4]	(0.30)%	18.44%	10.20%	(15.84)%	1.16%
Net assets, end of period (000s)	$50	$40	$9	$9	$10
Ratios to average net assets:
Gross expenses	1.30%[5]	2.40%	4.88%	7.00%	1.85%[5]
Net expenses[6,7]	1.25[5]	1.25	1.25	1.25	1.25[5]
Net investment income	5.91[5]	6.76	7.13	5.57	5.72[5]
Portfolio turnover rate	15%	52%	53%	54%	6%[8,9]

1  Per share amounts have been calculated using the average shares method.

2  For the six months ended March 31, 2018 (unaudited).

3  For the period February 28, 2014 (inception date) to September 30, 2014.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes securities received as a result of contribution in-kind.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class I Shares[1]	2018[2]	2017	2016	2015	2014[3]
Net asset value, beginning of period	$8.56	$7.81	$7.73	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.27	0.56	0.55	0.56	0.35
Net realized and unrealized gain (loss)	(0.28)	0.85	0.22	(2.02)	(0.21)
Total income (loss) from operations	(0.01)	1.41	0.77	(1.46)	0.14
Less distributions from:
Net investment income	(0.33)	(0.55)	(0.54)	(0.54)	(0.26)
Return of capital	—	(0.11)	(0.15)	(0.15)	—
Total distributions:	(0.33)	(0.66)	(0.69)	(0.69)	(0.26)
Net asset value, end of period	$8.22	$8.56	$7.81	$7.73	$9.88
Total return[4]	(0.16)%	18.66%	10.52%	(15.53)%	1.40%
Net assets, end of period (000s)	$48,100	$38,574	$20,933	$21,522	$24,948
Ratios to average net assets:
Gross expenses	1.07%[6]	1.08%	1.07%	1.13%[5]	1.07%[6]
Net expenses[7,8]	0.95[6]	0.95	0.95	0.91[5]	0.85[6]
Net investment income	6.24[6]	6.76	7.42	5.92	5.91[6]
Portfolio turnover rate	15%	52%	53%	54%	6%[9,10]

1  Per share amounts have been calculated using the average shares method.

2  For the six months ended March 31, 2018 (unaudited).

3  For the period February 28, 2014 (inception date) to September 30, 2014.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

6  Annualized.

7  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

8  Reflects fee waivers and/or expense reimbursements.

9  Excludes securities received as a result of contribution in-kind.

10  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Semi-Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class IS Shares[1]	2018[2]	2017	2016	2015	2014[3]
Net asset value, beginning of period	$8.56	$7.80	$7.72	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.26	0.56	0.56	0.56	0.36
Net realized and unrealized gain (loss)	(0.27)	0.87	0.21	(2.02)	(0.22)
Total income (loss) from operations	(0.01)	1.43	0.77	(1.46)	0.14
Less distributions from:
Net investment income	(0.33)	(0.56)	(0.54)	(0.55)	(0.26)
Return of capital	—	(0.11)	(0.15)	(0.15)	—
Total distributions:	(0.33)	(0.67)	(0.69)	(0.70)	(0.26)
Net asset value, end of period	$8.22	$8.56	$7.80	$7.72	$9.88
Total return[4]	(0.13)%	18.91%	10.78%	(15.58)%	1.41%
Net assets, end of period (000s)	$48,931	$48,985	$41,248	$37,475	$44,294
Ratios to average net assets:
Gross expenses	1.00%[6]	1.01%	0.96%	1.00%[5]	1.38%[6]
Net expenses[7,8]	0.85[6]	0.85	0.85	0.85[5]	0.82[6]
Net investment income	6.13[6]	6.78	7.52	5.97	6.14[6]
Portfolio turnover rate	15%	52%	53%	54%	6%[9,10]

1  Per share amounts have been calculated using the average shares method.

2  For the six months ended March 31, 2018 (unaudited).

3  For the period February 28, 2014 (inception date) to September 30, 2014.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

6  Annualized.

7  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

8  Reflects fee waivers and/or expense reimbursements.

9  Excludes securities received as a result of contribution in-kind.

10  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Semi-Annual Report

Notes to financial statements

1. Organization

Miller Income Fund (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to provide a high level on income while maintaining the potential for growth.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Miller Income Fund 2018 Semi-Annual Report

Notes to financial statements (cont'd)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments†
Common Stocks	$95,258,399	—	—	$95,258,399
Investments in underlying funds	7,223,700	—	—	7,223,700
Preferred stocks	11,284,525	—	—	11,284,525
Corporate bonds & notes	—	$27,321,130	—	27,321,130
Total Investments	$113,766,624	$27,321,130	—	$141,087,754

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds & Notes
Balance at September 30, 2017	$205,876
Realized gain (loss)	(2,132,387)
Change in unrealized appreciation/depreciation	1,981,298
Sales/paydowns	(54,787)
Balance at March 31, 2018	$—

The Fund's policy is to recognize transfers between levels as of the end of the reporting period.

Miller Income Fund 2018 Semi-Annual Report

The following table summarizes the valuation techniques employed to value Level 3 investments.

Investment	Fair Value at March 31, 2018	Valuation Technique	Unobservable Input	Range
Corporate Bonds & Notes	$—	Income Method	Discount Rate	7.96%

An increase to the discount rate used would result in a lower fair value measurement.

(b) Business development companies. The Fund may invest in securities of closed- end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Return of capital estimates. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of income and return of capital. Distributions received from the Fund's investments in Real Estate Investment Trusts ("REITs") generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to

Miller Income Fund 2018 Semi-Annual Report

Notes to financial statements (cont'd)

distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2018, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of March 31, 2018, open tax years for the Fund include the tax period ended September 30, 2015, and the tax years ended September 30, 2016 and September 30, 2017.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement to with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

Miller Income Fund 2018 Semi-Annual Report

The Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to February 28, 2019. The Predecessor Fund had the same expense limitations.

Class A	Class C	Class FI	Class I	Class IS
1.25%	2.00%	1.25%	0.95%	0.85%

During the period ended March 31, 2018, fees waived and/or expenses reimbursed amounted to $74,266.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Funds, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at March 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2020	7,790	15,518	297	37,223	70,360
Expires March 31, 2021	3,071	8,061	11	26,389	36,734
Total	10,861	23,579	308	63,612	107,094

U.S. Bancorp Fund Services ("USBFS") serves as the Fund's administrator and transfer agent. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), an affiliate to USBFS, acts as the Fund's distributor and principal underwriter.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

For the period ended March 31, 2018, Quasar retained sales charges of $8 on sales of the Fund's Class A shares. In addition, for the period ended March 31, 2018, CDSCs paid to Quasar were:

	Class A	Class C
CDSCs	$—	$324

Miller Income Fund 2018 Semi-Annual Report

Notes to financial statements (cont'd)

4. Investments

During the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,698,527
Sales	19,522,290

5. Class specific expenses and distributions

The Fund has adopted a Rule 12b-1 distribution and shareholder servicing plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agency services for each share class. Sub-transfer agency and/or distribution fees are accrued daily and paid monthly or quarterly.

For the period ended March 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Sevicing Fees
Class A	$18,069	$2,997
Class C	139,022	8,160
Class FI	58	10
Class I	—	15,498
Total	$157,149	$26,665

Distributions by class for the six months ended March 31, 2018, and year ended September 30, 2017 were as follows:

	Six Months Ended March 31, 2018	Year Ended September 30, 2017
Net Investment Income:
Class A	$579,239	$670,566
Class C	940,548	1,451,393
Class FI	1,774	2,087
Class I	1,732,936	1,997,585
Class IS	1,915,491	3,037,984
Total	$5,169,988	$7,159,615

Miller Income Fund 2018 Semi-Annual Report

	Six Months Ended March 31, 2018	Year Ended September 30, 2017
Return of Capital
Class A	$—	$145,529
Class C	—	292,921
Class FI	—	480
Class I	—	482,668
Class IS	—	618,797
Total	$—	$1,540,395

6. Shares of beneficial interest

At March 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,158,853	$9,960,615	578,398	$4,796,307
Shares issued on reinvestment	61,244	510,904	78,675	654,263
Shares repurchased	(337,593)	(2,899,458)	(460,840)	(3,752,685)
Net increase	882,504	$7,572,061	196,233	$1,697,885
Class C
Shares sold	553,697	$4,727,154	776,069	$6,383,320
Shares issued on reinvestment	108,630	907,974	173,133	1,437,922
Shares repurchased	(356,054)	(3,006,893)	(611,388)	(5,040,880)
Net increase	306,273	$2,628,235	337,814	$2,780,362
Class FI
Shares sold	1,207	$10,196	4,379	$36,485
Shares issued on reinvestment	212	1,772	308	2,563
Shares repurchased	(9)	(77)	(1,227)	(9,839)
Net increase	1,410	$11,891	3,460	$29,209
Class I
Shares sold	1,574,142	$13,594,552	2,257,280	$18,681,131
Shares issued on reinvestment	206,556	1,724,689	297,607	2,474,684
Shares repurchased	(436,394)	(3,697,876)	(731,799)	(6,023,552)
Net increase	1,344,304	$11,621,365	1,823,088	$15,132,263
Class IS
Shares issued on reinvestment	229,087	$1,915,491	441,527	$3,656,742
Shares repurchased	(457)	(3,823)	(5,096)	(42,759)
Net increase	228,630	$1,911,668	436,431	$3,613,983
Total increase	2,763,121	$23,745,220	2,797,026	$23,253,702

Miller Income Fund 2018 Semi-Annual Report

Notes to financial statements (cont'd)

7. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to March 31, 2018 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

8. Income tax information

At September 30, 2017, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of investments	$120,438,976
Gross unrealized appreciation	$15,787,484
Gross unrealized depreciation	(11,201,906)
Net unrealized appreciation	$4,585,578
Deferred capital losses*	(14,594,865)
Other book/tax temporary differences(a)	(86,065)
Total accumulated losses	$(10,095,352)

*  These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2017, the following reclassifications have been made:

	Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(501,593)	$1,107,832	$(606,239)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

Miller Income Fund 2018 Semi-Annual Report

Additional information (unaudited)

March 31, 2018

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Miller Income Fund 2018 Semi-Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Income Fund 2018 Semi-Annual Report

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Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street,
3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

EX.99.CODE ETH

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick	Date	June 11, 2018
Christopher E. Kashmerick, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick	Date	June 11, 2018
Christopher E. Kashmerick, President

By	/s/ Russell B. Simon	Date	June 11, 2018
Russell B. Simon, Treasurer